UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 15, 2005
                        (Date of earliest event reported)



                         PETROSEARCH ENERGY CORPORATION
                         ------------------------------
        (Exact name of small Business Issuer as specified in its charter)


                  NEVADA                               20-2033200
                  ------
      (State or other jurisdiction of       (IRS Employer Identification No.)
       incorporation or organization)

                                                          1311
                                                          ----
                                               (Primary Standard Industrial
                                                    Classification Code)

        675 BERING DRIVE, SUITE 200
              HOUSTON, TEXAS                             77057
              --------------                             -----
  (Address of principle executive offices)             (Zip Code)



                                 (713) 961-9337
                                 --------------
                 Issuer's telephone number, including area code

ITEM 8.01  OTHER  EVENTS

     On November 15, 2005, we completed a transaction with Quinduno Energy, LLC ("Quinduno) under an Asset Purchase Agreement dated October 18, 2005 (the "Agreement") for the acquisition of a 100% working interest and not less than an 82% net revenue interest in 1,780 acres of leases in the Quinduno Field located in Roberts County, Texas, in the Anadarko Basin.

     Details of this transaction were previously reported on our Form 8-K filed November 2, 2005, and reference is made thereto. Pursuant to the terms of the Agreement, at closing we made an initial payment to Quinduno of $500,000 cash and issued 500,000 restricted shares of our common stock to Quinduno.

     A copy of the press release issued on November 16, 2005, is filed herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)  Exhibits

Exhibit Number          Description

99.1               Press release dated November 16, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PETROSEARCH ENERGY CORPORATION
Date: November 16, 2005
                                       By:  /s/ Richard D. Dole
                                          -------------------------------------
                                          Richard D. Dole
                                          Chief Executive Officer and President